RATIFICATION


              Reference is made to the Asset Purchase Agreement ("Agreement") dated September 3, 1999, along with the Exhibits thereto, by and between Factual Data Corp. ("Purchaser"), Residential Mortgage Credit Reporting, Inc.
("Seller") and Bentley International, Inc. ("Shareholder").

              For good and valuable consideration, the undersigned:

                  (i) reconfirm and ratify all representations, warranties, covenants and signatures set forth in the Agreement as of September 3, 1999 and as of the date hereof; and

                  (ii) acknowledge and ratify the change in the purchase price set forth in the Agreement from $525,000 to $325,000.


Date:  September 9, 1999                  RESIDENTIAL MORTGAGE CREDIT
                                                REPORTING, INC.

                                                By: /s/ Lloyd R. Abrams
                            Lloyd R. Abrams, Chairman




Date:  September 9, 1999                  BENTLEY INTERNATIONAL, INC.

                                                By: /s/ Lloyd R. Abrams
                           Lloyd R. Abrams, President

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